UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2020

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203

(Address of Principal Executive Offices, and Zip Code)

(518) 452-1242

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TWMC	NASDAQ Stock Market

ITEMS	8.01 OTHER EVENTS

On March 25, 2020, the U.S. Securities and Exchange Commission (the "Commission") issued orders under Section 36 (Release No. 34- 88465) of the Securities Exchange Act of 1934 ("Exchange Act") granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Order provides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14 (f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Trans World Entertainment Corporation (the "Company") is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company's Annual Report on Form 10-K (the “10-K”) for the year ended February 1, 2020 (which would be required to be filed on May 1, 2020), its Definitive Proxy Statement on Form DEF 14A (the “Proxy Statement”), including the information omitted from the 10-K pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”), and the Company's Quarterly Report on Form 10-Q (the “First Quarter 10-Q”) for the quarter ended May 2, 2020 (which would be required to be filed on June 16, 2020), in each case as a result of the circumstances set forth below.

The Company’s key employees are affected by travel and work restrictions stemming from the COVID-19 pandemic. In particular, the Company's operations are primarily located in New York and Washington and both states have imposed continuing statewide lockdowns to address the COVID-19 pandemic. As a consequence, the Company's accounting personnel, who are working remotely, have only limited access to the Company's financial records. In addition, the COVID-19 outbreak has made collection of data slower and more difficult. Management is therefore currently unable to timely prepare and review the 10-K, Proxy Statement and First Quarter 10-Q, or to determine COVID-19's impact on the Company's financial statements.  As a result, the Company is unable to complete financial statements and records that it needs to permit the Company to file a timely and accurate 10-K, Proxy Statement and First Quarter 10-Q by the prescribed dates without undue hardship and expense to the Company. The Company expects to file its 10-K on or before June 15, 2020, its Proxy Statement on or before July 15, 2020 and its first quarter 10-Q on or before July 31, 2020.

Also, as disclosed in the Company’s previous filings with the Securities and Exchange Commission, the Company has suffered recurring losses from operations, and in the most recently filed Form 10-Q for the quarterly period ended November 2, 2019 (the “Third Quarter 10-Q”), disclosed that there was substantial doubt about the Company’s ability to continue as a going concern for a period of one year after the date of filing the Third Quarter 10-Q. Recently, the Company has disclosed the completion of several transactions, including (i) the sale of its For Your Entertainment (fye) business and the establishment of a new secured revolving credit facility for etailz, Inc. (the “Credit Facility”) with Encina Business Credit, LLC (“Encina”), as disclosed in the Form 8-K (February 17, 2020);  (ii) the execution of a separate subordinated loan agreement for etailz, Inc. (the “Subordinated Loan”), as well as the announcement of other operational and governance changes at the Company, as disclosed in the Forms 8-K (March 30, 2020 and April 9, 2020); and (iii) the receipt by etailz, Inc. of loan proceeds pursuant to the Paycheck Protection Plan under the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, as disclosed in the Form 8-K (April 17, 2020).

These transactions (noted under (i) and (ii) above) were part of the Company’s efforts and planned activities towards its strategy of shifting its focus solely to the operation of etailz, Inc., improving profitability and meeting future liquidity needs and capital requirements.  As stated above, COVID-19 has caused delays in the timely completion of the 10-K, and as a result, management has been unable to complete its assessment as to whether substantial doubt continues to exist about the Company’s ability to continue as a going concern for a period of one year after the date of filing of the 10-K.  In addition, as a result of the sale of the fye business, the Company anticipates further impairment of certain long-lived assets, and an adjustment to net realizable value of its inventory associated with the sale of the fye business.

In addition, the Company has received waivers from Encina, which permit the Company to deliver its audited consolidated financial statements at the time the 10-K is filed, but in no event later than June 15, 2020.

The Company will supplement its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended February 2, 2019 and its subsequent Quarterly Reports on Form 10-Q with a risk factor, such as:

A pandemic, epidemic or outbreak of an infectious disease, such as COVID-19, may materially and adversely affect our business.

Our business, results of operations, and financial condition may be materially adversely impacted if a public health outbreak, including the recent COVID-19 pandemic, interferes with our ability, or the ability of our employees, contractors, suppliers, and other business partners to perform our and their respective responsibilities and obligations relative to the conduct of our business. In addition, the impact of the COVID-19 pandemic on the global financial markets may reduce our ability to access capital, which could negatively impact our business, results of operations, and ability to continue as a going concern. Our business has been disrupted by COVID-19. The ultimate disruption that may be caused by the pandemic is uncertain; however, it may result in a material adverse impact on the Company’s financial position, operations, and cash flows. Possible effects may include, but are not limited to, disruption to our customers and revenue, absenteeism in our labor workforce, unavailability of products and supplies used in our operations, shutdowns that may be mandated or requested by governmental authorities, and a decline in the value of our assets, including various long-lived assets.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements in this communication are forward-looking statements. The statements contained herein that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, and similar terms and phrases, including references to assumptions, in this document to identify forward-looking statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors that could cause actual results to differ materially from the results expressed in the statements. The following factors are among those that may cause actual results to differ materially from the Company’s forward-looking statements:  risk of disruption of current plans and operations of etailz and the potential difficulties in customer, supplier and employee retention; the outcome of any legal proceedings that may be instituted against the Company; unexpected costs, charges, expenses, or liabilities; the Company’s ability to operate as a going-concern; deteriorating economic conditions and macroeconomic factors; the impact of the COVID-19 pandemic; and other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

The reader should keep in mind that any forward-looking statement made by us in this document, or elsewhere, pertains only as of the date on which we make it. New risks and uncertainties come up from time-to-time and it’s impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any forward-looking statements made in this document or elsewhere might not occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2020	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ Edwin Sapienza
Name: Edwin Sapienza
Title: Chief Financial Officer